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                                                                   EXHIBIT 24(b)

                               POWER OF ATTORNEY

      Xerox Credit Corporation (the "Company") and each person whose signature appears below authorize each of E.M. Filter, G.R. Roth and M.S. Wagner (each an "appointee") to file, either in paper or electronic form, from time to time one or more registration statements and amendments thereto (including post-effective amendments), under the Securities Act of 1933, as amended, for the purpose of registering the offering and sale of an unlimited amount of debt securities of the Company, which registration statements and amendments shall contain such information and exhibits as any such appointee deems advisable. Each such person hereby appoints each appointee as attorneys-in-fact, with full power to act alone, to execute any such registration statements and any and all amendments thereto and any and all other documents in connection therewith, in the name of and on behalf of the Company and each such person, individually and in each capacity stated below, including the power to enter electronically such company identification numbers and passwords as may be required to effect such filing as described under the rules and regulations of the Securities and Exchange Commission (the "SEC"), and to file, either in paper or electronic form, with the SEC a form of this Power of Attorney. Each such person individually and in such capacities stated below hereby grants to said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned could do personally or in the capacities as aforesaid.

                                         XEROX CREDIT CORPORATION

                                         By        /s/ EUNICE M. FILTER
                                           ____________________________________
                                                      Eunice M. Filter
                                           President and Chief Executive Officer

Dated: as of June 17, 1997

/s/ EUNICE M. FILTER                      President and Chief Executive Officer
__________________________                and Director (Principal Executive
(Eunice M. Filter)                        Officer)

/s/ GEORGE R. ROTH                        Vice President, Treasurer and
__________________________                Chief Financial Officer
(George R. Roth)                          (Principal Financial Officer)

/s/ DANIEL S. MARCHIBRODA                 Controller (Principal Accounting
__________________________                Officer)
(Daniel S. Marchibroda)

/s/ DONALD R. ALTIERI                     Director
__________________________
  (Donald R. Altieri)

/s/ DAVID R. MCLELLAN                     Director
__________________________
   (David R. McLellan)

/s/ BARRY D. ROMERIL                      Director
__________________________
   (Barry D. Romeril)

/s/ STUART B. ROSS                        Director
__________________________
   (Stuart B. Ross)